Exhibit 99.1

Brookfield Reinsurance Completes $1.1 Billion Acquisition of Argo Group

●	Jessica Snyder to serve as Argo Group CEO.

Hamilton, Bermuda – NOVEMBER 16, 2023 – Argo Group international Holdings, Ltd. (“Argo”) today announced the completion of Brookfield Reinsurance’s acquisition of Argo in an all-cash transaction valued at approximately $1.1 billion. Under the terms of the transaction, Brookfield Reinsurance acquired all issued and outstanding common shares of Argo at a price of $30 per share. Argo’s common shares have ceased trading on the New York Stock Exchange.

Argo’s leading U.S. specialty platform adds a foundational piece to Brookfield Reinsurance’s expanding U.S. P&C operations and increases Brookfield Reinsurance’s assets to over $50 billion.

In connection with closing, Jessica Snyder will assume the role of chief executive officer of Argo, succeeding Thomas Bradley who has announced his intention to retire upon closing. Snyder, an experienced executive with over 30 years of industry experience, joined Argo in 2022 as President, U.S. Insurance.

Advisors

Goldman Sachs & Co. LLC served as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to Argo on the transaction.

About Argo

Argo Group International Holdings, Ltd. is an underwriter of specialty insurance products in the property and casualty market. Argo offers a full line of products and services designed to meet the unique coverage and claims-handling needs of businesses. The company is a wholly owned subsidiary of Brookfield Reinsurance Ltd. Argo and its insurance subsidiaries are rated ‛A-’ by Standard and Poor’s. Argo’s insurance subsidiaries are rated ‛A-’ by A.M. Best. More information about Argo is available at www.argogroup.com.

Communications & Media:

David Snowden
Tel: (210) 321-2104
Email: david.snowden@argogroupus.com

Cautionary Notice Regarding Forward-Looking Statements

This news release and any related oral statements made by our representatives may contain “forward-looking statements” within the meaning of Canadian provincial securities laws and “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, and “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and in any applicable Canadian securities regulations. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, include statements which reflect management’s expectations regarding the operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies and outlook of Argo or Brookfield Reinsurance and its other subsidiaries, as well as the outlook for North American and international economies for the current fiscal year and subsequent periods. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “anticipates,” “plans,” “believes,” “estimates,” “seeks,” “intends,” “targets,” “projects,” “forecasts” or negative versions thereof and other similar expressions, or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.”

Although we believe that our anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, unknown risks, uncertainties and other factors, many of which are beyond our control, may cause the actual results, performance or achievements of Argo or Brookfield Reinsurance to differ materially from anticipated future results, performance or achievement expressed or implied by such forward-looking statements and information.

Factors that could cause actual results to differ materially from those contemplated or implied by forward looking statements include, but are not limited to: (i) investment returns that are lower than target; (ii) the impact or unanticipated impact of general economic, political and market factors in the countries in which we do business including as a result of COVID-19 and the related global economic shutdown; (iii) the behavior of financial markets, including fluctuations in interest and foreign exchange rates; (iv) global equity and capital markets and the availability of equity and debt financing and refinancing within these markets; (v) strategic actions including dispositions; the ability to complete and effectively integrate acquisitions into existing operations and the ability to attain expected benefits; (vi) changes in accounting policies and methods used to report financial condition (including uncertainties associated with critical accounting assumptions and estimates); (vii) the ability to appropriately manage human capital; (viii) the effect of applying future accounting changes; (ix) business competition; (x) operational and reputational risks; (xi) technological change; (xii) changes in government regulation and legislation within the countries in which we operate; (xiii) governmental investigations; (xiv) litigation; (xv) changes in tax laws; (xvi) ability to collect amounts owed; (xvii) catastrophic events, such as earthquakes, hurricanes and epidemics/pandemics; (xviii) the possible impact of international conflicts and other developments including terrorist acts and cyberterrorism; (xix) the introduction, withdrawal, success and timing of business initiatives and strategies; (xx) the failure of effective disclosure controls and procedures and internal controls over financial reporting and other risks; (xxi) health, safety and environmental risks; (xxii) the maintenance of adequate insurance coverage; (xxiii) the existence of information barriers between certain businesses within our asset management operations; (xxiv) risks specific to our business segments including our real estate, renewable power, infrastructure, private equity, and other alternatives, including credits; and (xxv) factors detailed from time to time in our documents filed with the securities regulators in Canada and the United States.

We caution that the foregoing list of important factors that may affect future results is not exhaustive and other factors could also adversely affect its results. Readers are urged to consider the foregoing risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking information and are cautioned not to place undue reliance on such forward-looking information. Except as required by law, neither Argo nor Brookfield Reinsurance undertakes any obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.